SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                      FORM 8-K



                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                         Securities and Exchange Act of 1934



           Date of Report (Date of earliest event reported): July 12, 2002

                               STRATESEC INCORPORATED
               (Exact name of registrant as specified in its charter)


   Delaware                       1-13427                      22-2817302
   (State of                (Commission File No.)             (IRS Employer
 Incorporation) I                                            dentification No.)


                           14360 Sullyfield Circle, Suite B
                               Chantilly, Virginia 20151
          (Address of principal executive offices, including zip code)



                               (703) 995-2121
              (Registrant's telephone number, including area code)




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                             STRATESEC INCORPORATED

Item 4.  Changes in Registrant's Certifying Accountant

On July 12, 2002, the Registrant engaged the certified public accounting firm of Reznick Fedder & Silverman, a Professional Corporation, to serve as its principal independent accounting firm to audit its financial statements for the year ended December 31, 2002. Prior to the engagement of Reznick Fedder & Silverman, the Registrant did not consult with such firm on any accounting, auditing or financial reporting issue. The engagement of Reznick Fedder & Silverman was approved by the Registrant's Board of Directors; the Registrant's audit committee did not separately consider or recommend such engagement. As disclosed in the Registrant's Form 8-K filed with the Commission on May 31, 2002, the Registrant's previous auditors, Argy, Wiltse & Robinson, resigned as independent auditors of the Registrant because it had determined to resign from all of its engagements as auditor of public companies.

                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 STRATESEC INCORPORATED


                              /s/ Richard Roomberg
                                    Richard Roomberg
                                    Chief Financial Officer



Dated: July 15, 2002